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                                                                   EXHIBIT 10.24


                       FOURTH AMENDMENT TO LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of March 31, 2003, is between CONCORD TECHNOLOGIES, LP, a Texas limited partnership ("Concord"), GEOSPACE ENGINEERING RESOURCES INTERNATIONAL, LP, a Texas limited partnership ("Engineering"), GEOSPACE TECHNOLOGIES, LP, a Texas limited partnership, formerly known as Geo Space, LP ("Geo Space"), OYO INSTRUMENTS, LP, a Texas limited partnership ("Instruments"), and OYOG OPERATIONS, LP, a Texas limited partnership ("Operations", and together with Concord, Engineering, Geo Space and Instruments, the "Borrowers"), jointly and severally, and SOUTHWEST BANK OF TEXAS, N.A., a national banking association ("Lender").

                                    RECITALS:

     A. Geo Space was formerly named Geo Space, LP. On March 5, 2003, Geo Space changed its name from "Geo Space, LP" to "Geospace Technologies, LP."

     B. Borrowers and Lender entered into that certain Loan Agreement dated as of February 16, 2001, as amended by First Amendment to Loan Agreement dated as of February 17, 2001, Second Amendment to Loan Agreement dated as of January 15, 2002 and Third Amendment to Loan Agreement dated as of January 14, 2003 (the "Agreement").

     C. Pursuant to the Agreement, OYOG, LLC, a Delaware limited liability company, OYO Geospace Corporation, a Delaware corporation, and OYOG Limited Partner, LLC, a Nevada limited liability company ("Guarantors"), executed those certain Guaranty Agreements dated as of January 15, 2002 (the "Guaranty Agreements"), pursuant to which Guarantors guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

     D. Borrowers and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                   ARTICLE I.

                                   Definitions

     Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.


                                   ARTICLE II.

                                   Amendments

     Section 2.1. Amendment to Loan Documents. All references to "Geo Space, LP" contained in each of the Loan Documents are amended to read "Geospace Technologies, LP".


     Section 2.2. Amendment to Section 9.2. Section 9.2 contained in the Agreement is amended to read in its entirety as follows:

          Section 9.2. Ratio of EBITDA to Interest Expense. Parent will at all times maintain a Ratio of EBITDA to Interest Expense of not less than (a)
     4.00 to 1.00 as of March 31, 2003, (b) 3.00 to 1.00 as of June 30, 2003,
     and (c) 4.00 to 1.00 as of September 30, 2003, and at all times thereafter. The Ratio of EBITDA to Interest Expense shall be calculated and tested quarterly as of the last day of each fiscal quarter of Parent on a cumulative basis (rolling four quarter basis) for the four fiscal quarters ended as of the date of calculation.

     Section 2.3. Amendment to Section 9.3. Section 9.3 contained in the Agreement is amended to read in its entirety as follows:

          Section 9.3. Ratio of Senior Debt to EBITDA. Parent will maintain a Ratio of Senior Debt to EBITDA of not greater than (a) 2.75 to 1.00 as of March 31, 2003, (b) 7.75 to 1.00 as of June 30, 2003, (c) 4.50 to 1.00 as
     of September 30, 2003, and (d) 2.50 to 1.00 as of December 31, 2003, and at all times thereafter. The Ratio of Senior Debt to EBITDA shall be calculated and tested quarterly as of the last day of each fiscal quarter of Parent on a cumulative basis (rolling four quarter basis) for the four fiscal quarters ended as of the date of calculation.

     Section 2.4. Amendment to Exhibits. Exhibit "M" to the Agreement (No Default Certificate) is amended to conform in its entirety to Annex "B" to this Amendment.

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                                  ARTICLE III.

                              Conditions Precedent

     Section 3.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to
Lender:

          (a) Certificate - Borrowers. A certificate of the Secretary or the Assistant Secretary (or another officer acceptable to Lender) of each Borrower certifying resolutions of the board of directors of the General Partner as general partner of each Borrower which authorize the execution, delivery and performance by each Borrower of this Amendment and the other Loan Documents to which such Person is or is to be a party.

          (b) Amendment to Security Agreement-Geo Space. A Second Amendment to Security Agreement-Geo Space executed by Geo Space substantially in the form of Annex "A" hereto.

          (c) Additional Information. Such additional documents, instruments and information as Lender may request.

     Section 3.2. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                   ARTICLE IV.

            Agreement, Ratifications, Representations, and Warranties

     Section 4.1. Geo Space's Name Change. Borrowers and Lender agree that although Geo Space has changed its name from "Geo Space, LP" to "Geospace Technologies, LP", Geo Space is and remains the same legal entity as it was on the date of the Agreement, and all of the obligations, covenants and agreements contained in the Agreement and the Liens created by the Security Agreement-Geo Space remain in full force and effect, notwithstanding the change of Geo Space's name.

     Section 4.2. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of

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the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

     Section 4.3. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and General Partner and will not violate the Organizational Documents of such Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender's performance under the Loan Documents.

                                   ARTICLE V.

                                  Miscellaneous

     Section 5.1. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

     Section 5.2. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.3. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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     Section 5.4. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 5.5. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.6. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.7. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                    BORROWERS:

                                    CONCORD TECHNOLOGIES, LP

                                    By:      OYOG, LLC, its general partner

                                       By:      /s/ Thomas T. McEntire
                                          ----------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                                Chief Financial Officer


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                                    GEOSPACE ENGINEERING RESOURCES
                                    INTERNATIONAL, LP

                                    By:      OYOG, LLC, its general partner

                                       By:      /s/ Thomas T. McEntire
                                          ----------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer

                                    GEOSPACE TECHNOLOGIES, LP

                                    By:      OYOG, LLC, its general partner

                                      By:       /s/ Thomas T. McEntire
                                         ------------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer

                                    OYO INSTRUMENTS, LP

                                    By:      OYOG, LLC, its general partner

                                       By:      /s/ Thomas T. McEntire
                                          -----------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer

                                    OYOG OPERATIONS, LP

                                    By:      OYOG, LLC, its general partner

                                       By:      /s/ Thomas T. McEntire
                                          -----------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer

                                   LENDER:

                                   SOUTHWEST BANK OF TEXAS, N.A.

                                   By:        /s/ Edward K. Bowdon
                                      ---------------------------------------
                                                 Edward K. Bowdon
                                                  Vice President


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

     Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Notes, as renewed and extended from time to time.

                                    OYOG, LLC

                                    By:        /s/ Thomas T. McEntire
                                       -------------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer


                                    OYOG LIMITED PARTNER, LLC

                                    By:        /s/ Thomas T. McEntire
                                       --------------------------------------
                                                 Thomas T. McEntire
                                                       Manager

                                    OYO GEOSPACE CORPORATION

                                    By:        /s/ Thomas T. McEntire
                                       --------------------------------------
                                                  Thomas T. McEntire
                                                  Vice President and
                                               Chief Financial Officer


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

                                 LIST OF ANNEXES



        Annex         Document
        -----         ---------
          A           Second Amendment to Security Agreement -Geo Space

          B           No Default Certificate


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                                    ANNEX "A"


               Second Amendment to Security Agreement - Geo Space


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                                    ANNEX "B"


                             No Default Certificate

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